UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

INDOOR HARVEST CORP

(Exact name of Registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 W. Slaughter Lane #5078 Austin, Texas	78739
(Address of Principal Executive Offices)	(Zip Code)

512-309-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 -	Registrant’s Business and Operations.

Item 1.01	Entry into a Material Definitive Agreement.

Indoor Harvest Corp, a Texas corporation (the “Company”), entered into a material definitive agreement with Fincann Corp., a New York corporation (the “Fincann”). The Company will hold 51% owner of a Joint Venture, Finacann being the other 49% owner. As part of the establishment of the Venture, the Company will contribute a percentage of its issued common stock and Fincann will do the same, such shares to be held by the Joint Venture. It is anticipated the percentage will be 4.9 percent, up to 9.9 percent. The Joint Venture will issue the Company a total of 51 percent of its common stock and issue Fincann 49 percent of its common stock. The Parties will jointly own the Joint Venture and establish a formal business plan and operational protocols to jointly market and pursue business. While the Company documented the terms early March, in light of the Novel COVID-19 and changes in management, formal confirmation of the arrangement was delayed till May 11, 2020. Fincann, not a bank, advises it is focused on providing banking related strategies or solutions for the canabis related industry through a growing consortium of financial institutions, to help marijuana-related businesses (MRBs) to access essential banking services without complicated workarounds. Further due diligence, efforts, are underway.

Section 5 -	Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

May 11, 2020, the Registrant mutually and amicably completed a change of officers, as to the principal accounting officer and principal executive officer, the person serving in the capacity of interim CEO and interim CFO. Mr. Cook, serving as both up to such time, departed, and no longer serves in any officer or Director capacity. The Board of Directors appointed Leslie Bocskor to act as a principal executive officer serving in the capacity of CEO with non-material arrangements to apply moving forward, including compensation of $2,500 monthly, potential stock, and other considerations, indemnifications and reimbursement of expenses. Mr. Bocskor owns no Company securities at this time.

Leslie Bocskor is the Chairman and founder of Electrum Partners or “EP.” EP is involved in a variety of related industry ventures and consulting. He is a recognized industry consultant in the legal cannabis area and interacts with mainstream media often being featured, including Forbes, CNBC, The Wall Street Journal, and more. He formed Electrum Partners in 2014 and became the founding Chairman of the Nevada Cannabis Industry Association (NVCIA). He is an active speaker at industry conferences, including the ArcView Group. Leslie began his career at Lehman Brothers and later went on to co-found Mason Cabot, a New York based investment bank focused on emerging technologies and finance. In 2005, he served as Managing Partner with Lennox Hill Partners. Bocskor often advised politicians, industry leaders, and investment firms who seek out his groundbreaking analysis and insight into the cannabis economy.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company, on or about May 11, completed an increase in the authorized shares of the Company’s stock to a total number of 10,015,000,000, allocated as follows among these classes and series of stock:

Common Stock Class, par value $0.001 per share - 10,000,000,000 shares authorized;

Preferred Stock Class, Series A, par value $0.01 per share - 15,000,000 shares authorized.

The participating rights, relative rights, optional or other special rights, powers, designations, preferences, issuance rules, limitations, restrictions, and qualifications for each of the classes of stock shall be determined as approved by a majority of the duly-elected Directors of this corporation.

The Company filed a Certificate of Amendment with the Texas Secretary of State to effect the foregoing increase in authorized shares of Common Stock. The Company was made aware of the approval of the filing with the state for the increase on or about May 11, 2020.

Section 8 -	Other Events.

Item 8.01	Other Events.

FORM 10-Q for Quarter Ended March 31, 2020

The board of directors and management of the Company has determined that in light of the circumstances and uncertainty surrounding the effects of the COVID-19 coronavirus pandemic on the Company’s business, employees, consultants and service providers, the Company will delay the filing of its quarterly report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”) by up to 45 days in accordance with the SEC’s March 25, 2020 Order (Release No. 34-88318) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world, and it is unable to timely review and prepare the Quarterly Report. The Company intends to file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

Below is a risk factor regarding the coronavirus that the Company’s stockholders and participants in the Company should consider.

We experience risk related to Novel Coronavirus (COVID-19), which could adversely affect our Company.

Our business may be adversely impacted by the effects of the Novel Coronavirus (COVID-19). In addition to global macroeconomic effects, the Novel Coronavirus (COVID-19) outbreak and any other related adverse public health developments may cause disruption to our operations and future business activities. Third parties relating to the Company and the Company itself may experience worker absenteeism, quarantines, and restrictions on employees’ ability to work, office and factory closures, disruptions to ports, and other shipping infrastructure, border closures, or other travel or health-related restrictions. In addition, the Novel Coronavirus (COVID-19) or other disease outbreak will, in the short-run and may, over the longer-term adversely affect the economies and financial markets of many countries, resulting in an economic downturn that may affect demand for our products and services and impact our operating results. Although the magnitude of the impact of the Novel Coronavirus (COVID-19) outbreak on our business and operations remains uncertain, the continued spread of the Novel Coronavirus (COVID-19) or the occurrence of other epidemics and the imposition of related public health measures and travel and business restrictions will adversely impact our business, financial condition, operating results, and cash flows. In addition, we have experienced and will experience disruptions to our business operations resulting from quarantines, self-isolations, or other movement and restrictions on the ability of our employees to perform their jobs that may impact our ability to develop and design our products and services in a timely manner or meet required milestones or customer commitments.

Section 9 -	Financial Statement and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

Exhibit 3.1	Amendment to the Company’s Articles of Incorporation, as filed with the Secretary of State of Texas

Exhibit 10.1	Indoor Harvest Corp. and FINCANN, Joint Venture with Limited Acquisition Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP

Date: May 15, 2020	By:	/s/ Leslie Bocskor
Leslie Bocskor
Chief Executive Officer